UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2023 (October 1, 2023)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact name of registrant as specified in its charter)

Delaware	811-23247	82-235867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 North Clark Street, Suite 2430, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (312) 374-6930

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	XFLT	New York Stock Exchange
6.50% Series 2026 Term Preferred Shares (Liquidation Preference $25.00)	XFLTPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

XAI Octagon Floating Rate & Alternative Income Term Trust (NYSE: XFLT) (the “Trust”) has entered into an Amended and Restated Services Agreement (the “Services Agreement”) with PINE Advisor Solutions, LLC (“PINE”), amended and restated effective as of October 1, 2023, pursuant to which PINE provides Chief Financial Officer and Chief Compliance Officer services to the Trust, and qualified employees of PINE serve as Chief Financial Officer and Treasurer of the Trust and Chief Compliance Officer of the Trust. Notwithstanding the Services Agreement, the designations of the Chief Financial Officer and Treasurer of the Trust and the Chief Compliance Officer of the Trust must be approved by the Board of Trustees of the Trust (the “Board”), including, in the case of the Chief Compliance Officer, a majority of the trustees who are not “interested persons,” as that term is defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, of the Trust or its investment adviser. Pursuant to the Services Agreement, the Trust pays PINE an annual fee, payable monthly, and reimburses certain out-of-pocket expenses. PINE’s principal business address is 501 S. Cherry Street, Suite 1090, Denver, Colorado 80246.

PINE replaced the Trust’s prior Chief Compliance Officer services provider, ALPS Fund Services, Inc. (“ALPS”) and accordingly, the Trust’s Chief Compliance Officer Services Agreement with ALPS (the “ALPS Agreement”) was terminated effective October 1, 2023. With respect to the Chief Compliance Officer services, the Services Agreement is materially similar to the ALPS Agreement except with respect to the fees due, effective date and parties to the agreements.

The foregoing description of the Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Services Agreement filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The relevant information relating to the termination of the ALPS Agreement contained in Item 1.01 above is hereby incorporated by reference into this Item 1.02.

Item 8.01.	Other Events

The Board designated Randi Roessler, an employee of PINE, to serve as the Chief Compliance Officer of the Trust, effective October 1, 2023. Ms. Roessler’s designation was made in connection with the resignation of Theodore J. Uhl, the Trust’s prior Chief Compliance Officer, that was tendered in connection with the termination of the ALPS Agreement described in Items 1.01 and 1.02 above.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amended and Restated Services Agreement between PINE Advisor Solutions, LLC and the Trust

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

Date: October 6, 2023	By:	/s/ Benjamin D. McCulloch
	Name:	Benjamin D. McCulloch
	Title:	Secretary and Chief Legal Officer

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